UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California  94105
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New Perspective Fund

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Gathering insights that make the difference

Annual report for the year ended September 30, 2007

New Perspective Fund® seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article: Gathering insights that make the difference	6
Summary investment portfolio	12
Financial statements	17
Board of directors and other officers	31
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	18.24%	20.26%	10.79%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.74%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

Results for other share classes can be found on page 30.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

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Fellow shareholders:

Continued growth in the developing world, ongoing strength in Europe and a U.S. economy that remained robust despite elevated energy prices and the interrelated housing and subprime mortgage troubles all spelled good things for global investors.

For the 12 months ended September 30, 2007, shares of New Perspective Fund rose 25.5% for those shareholders who reinvested the December 2006 dividend and capital gain distribution totaling $2.56 a share.

The fund’s return exceeded the 21.7% gain registered by its primary benchmark, the unmanaged MSCI World Index, which measures stock markets in 23 countries. New Perspective also finished ahead of the Lipper Global Funds Average, a measure of its peer group, which gained 22.5%. As you can see in the table below, New Perspective Fund has outpaced both benchmarks for all of the longer periods shown.

Whether on the heels of significant gains like those we are reporting here or in tough times, we encourage shareholders to take a long-term perspective.

Market strength worldwide

European markets surged as export growth and manufacturing boomed and record low unemployment across the euro zone sparked consumer confidence. Stock markets rose 28.1%*. The largest share of New Perspective’s assets — 40.2% — is invested in European companies. In recent years, that figure has been climbing as the European economic environment has improved and we have found excellent opportunities there.

*Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

[Begin Sidebar]
Results at a glance
For periods ended September 30, 2007, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/1973)

New Perspective Fund (Class A shares)	25.5%	21.7%	11.4%	14.1%

MSCI indexes[1]:
World Index	21.7	19.9	7.4	10.7
USA Index	16.9	15.7	6.5	11.1

Lipper Global Funds Average[2]	22.5	19.1	7.8	13.0

[1] The indexes are unmanaged.
[2] Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges. New Perspective’s returns do not include sales charges.
[End Sidebar]

The U.S. stock market recorded a healthy 16.9% gain. GDP growth was in a sweet spot as corporate profits grew while inflation remained under control. Company balance sheets were healthy and unemployment remained low. Nonetheless, the period was marked by a pair of hiccups: the first in February 2007 was brought on by volatility in Chinese equity markets and growing concerns over the subprime mortgage market. Those same subprime concerns triggered the second, more pronounced correction as well. It occurred in late summer when rising loan defaults caused a reduction in the availability of consumer and commercial credit and investors worried about how far and wide the damage would spread. After both sharp downturns, however, markets rebounded and exceeded their pre-jitter levels.

Elsewhere in the Americas, Brazilian markets nearly doubled, gaining 97.9%, while those in Canada (39.6%) and Mexico (35.5%) also surged.

The economic picture in Japan, where 6.6% of the fund’s assets are invested, has been muddled as corporate strength has yet to translate into wage hikes and consumer confidence. Stock markets nonetheless rose 7.2%.

Across the Pacific Basin, markets jumped sharply. South Korea (45.6%), Hong Kong (51.0%), Taiwan (33.5%) and Australia (57.4%) all posted significant gains.

A weakening dollar boosts returns

Results for the fund’s non-U.S. holdings were heavily boosted by the weakening U.S. dollar, which lost significant ground to most major currencies. When the dollar weakens, U.S. investors in non- U.S. companies benefit from currency translation, since investments in euros or yen become worth more when converted into U.S. dollars.

Strength from top to bottom

The benefits of continuing global expansion translated into significant gains for many of New Perspective’s portfolio holdings. Most companies in the energy, chemicals, industrials and metals and mining sectors were beneficiaries of the world’s voracious appetite for manufactured goods and need for expanded infrastructure.

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

	New Perspective Fund
	September 30
	2007	2006

Europe	40.2%	39.6%
Euro zone*	24.4	22.4
United Kingdom	7.9	8.9
Switzerland	4.9	6.0
Denmark	1.5	1.1
Sweden	0.7	0.7
Norway	0.5	0.5
Russia	0.3	—

The Americas	36.3	33.9
United States	29.1	28.8
Canada	3.6	2.9
Brazil	2.4	1.3
Mexico	0.9	0.9
Argentina	0.3	—

Asia/Pacific Basin	16.3	17.2
Japan	6.6	8.5
Australia	2.7	1.8
South Korea	2.4	2.9
Taiwan	1.7	2.4
Hong Kong	1.1	0.5
India	1.0	0.4
Singapore	0.6	0.7
Malaysia	0.2	—

Other	1.5	0.7
Cash & equivalents	5.7	8.6
Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.
[End Sidebar]

[Begin Sidebar]
Largest equity holdings	Percent of net assets
Microsoft	2.64%
Roche	2.15
Nokia	1.89
Petrobras	1.60
Royal Dutch Shell	1.58
General Electric	1.54
Novo Nordisk	1.54
Barrick Gold	1.47
Bayer	1.40
Vodafone	1.38
[End Sidebar]

We pay attention to such broad economic themes, but we build the fund’s portfolio from the bottom up, one well-researched company at a time. For the 12 months, New Perspective gathered strength from throughout its holdings as a result of this approach. Of the more than 220 holdings owned for the full period, over 180 finished in positive territory.

Our bottom-up approach is evident in the diverse group of holdings that comprise the fund’s 10 biggest investments. During the period, all recorded gains, with half registering increases well above the broader market. Leading the way were cellular equipment giant Nokia (92.9%), oil and gas producer Petrobras (78.1%), pharmaceutical manufacturers Novo Nordisk (62.5%) and Bayer (55.9%), mobile telecommunications provider Vodafone (57.9%) and mining company Barrick Gold (31.1%). Royal Dutch Shell (22.1%) and General Electric (17.3%) posted gains more in line with the overall market while Microsoft (7.8%), the fund’s largest holding, and drug producer Roche (4.8%), increased more modestly.

Not all sizable holdings finished in positive territory. Advanced Micro Devices (–46.9%), Mizuho Financial Group (–26.3%), Samsung Electronics (–10.8%) and Hyundai Motor (–5.9%) all fell.

Caution is the watchword

Over the last five years, New Perspective Fund has produced an average annual return of over 21%. This figure is well in excess of the fund’s lifetime average annual return as well as the average annual gain for stock markets worldwide. Accordingly, we sound a cautionary note. While we believe in the underlying strength of the global economy, any combination of continuously rising oil prices, a tempering of the global growth boom or further repercussions from the U.S. housing and mortgage troubles could hamper markets.

As always, we endeavor to manage risk for shareholders by seeking fundamentally sound, well-managed and reasonably priced companies for New Perspective’s portfolio. To learn more about the research effort at the heart of our investment process, we invite you to read the feature article “Gathering insights that make the difference” that begins on page 6.

We thank you for your commitment to long-term investing.

Cordially,

/s/ Robert W. Lovelace
Robert W. Lovelace
President

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman

November 2, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2007)*
	1 year	5 years	10 years

Class A shares	18.24%	20.26%	10.79%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Expense ratios and turnover rates*

Year ended September 30, 2007
	New Perspective Fund	Industry average†

Expense ratio	0.70%	1.41%
Portfolio turnover rate	30%	64%
*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
†Latest available data for front-end load funds in the Lipper Global Funds category.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. The expense ratio shown reflects the waiver, without which it would have been 0.74%. Please see the Financial Highlights table on pages 25 and 26 for details.

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Date	New Perspective Fund with dividends reinvested[1,3]	New Perspective Fund excluding dividends[1]	MSCI USA Index with dividends reinvested[4]	MSCI World Index with dividends reinvested[4]

3/13/73	$9,425	$9,425	$10,000	$10,000
9/30/73	$9,931	$9,931	$9,646	$9,493
9/30/74	$7,397	$7,159	$5,797	$5,885
9/30/75	$10,761	$9,945	$7,955	$7,645
9/30/76	$12,711	$11,414	$10,381	$9,325
9/30/77	$13,041	$11,447	$9,927	$9,682
9/30/78	$17,330	$14,851	$10,955	$11,891
9/30/79	$20,086	$16,785	$12,044	$13,358
9/30/80	$24,849	$20,236	$14,203	$15,940
9/30/81	$25,297	$19,876	$13,950	$14,915
9/30/82	$27,132	$19,970	$15,461	$15,310
9/30/83	$39,066	$27,021	$22,068	$21,623
9/30/84	$39,467	$26,470	$23,024	$22,854
9/30/85	$45,547	$29,634	$26,532	$28,609
9/30/86	$63,229	$40,199	$34,782	$45,568
9/30/87	$94,662	$59,018	$49,363	$65,790
9/30/88	$81,177	$49,425	$42,826	$61,886
9/30/89	$103,896	$61,382	$56,879	$77,849
9/30/90	$98,828	$56,985	$52,018	$61,412
9/30/91	$122,408	$68,721	$68,593	$76,935
9/30/92	$132,246	$72,778	$76,212	$76,606
9/30/93	$156,496	$84,770	$86,181	$92,610
9/30/94	$176,224	$94,196	$89,654	$100,086
9/30/95	$209,056	$110,012	$117,254	$115,068
9/30/96	$231,302	$119,395	$142,382	$131,407
9/30/97	$300,629	$152,502	$199,645	$163,771
9/30/98	$304,321	$152,132	$221,700	$164,609
9/30/99	$421,280	$208,845	$284,076	$213,848
9/30/00	$501,040	$247,471	$316,802	$231,980
9/30/01	$393,481	$192,176	$231,378	$167,321
9/30/02	$333,032	$160,633	$180,997	$135,766
9/30/03	$434,522	$207,655	$226,168	$171,091
9/30/04	$511,218	$242,508	$256,963	$201,256
9/30/05	$611,798	$287,485	$290,284	$240,513
9/30/06	$708,475	$328,630	$321,084	$275,971
9/30/07	$888,860	$406,256	$375,290	$335,800
[end mountain chart]

Year ended September 30	1973 [5]	1974	1975	1976	1977	1978	1979
Total value
Dividends reinvested	—	$325	401	336	279	319	443
Value at year-end	$9,931	7,397	10,761	12,711	13,041	17,330	20,086
NPF’s total return	(0.7)%	(25.5)	45.5	18.1	2.6	32.9	15.9

Year ended September 30	1980	1981	1982	1983	1984	1985	1986
Total value
Dividends reinvested	501	930	1,666	1,830	1,205	1,195	1,178
Value at year-end	24,849	25,297	27,132	39,066	39,467	45,547	63,229
NPF’s total return	23.7	1.8	7.3	44.0	1.0	15.4	38.8

Year ended September 30	1987	1988	1989	1990	1991	1992	1993
Total value
Dividends reinvested	1,393	1,819	2,603	2,615	2,977	2,522	2,171
Value at year-end	94,662	81,177	103,896	98,828	122,408	132,246	156,496
NPF’s total return	49.7	(14.2)	28.0	(4.9)	23.9	8.0	18.3

Year ended September 30	1994	1995	1996	1997	1998	1999	2000
Total value
Dividends reinvested	2,229	2,811	4,126	4,362	4,385	3,039	1,765
Value at year-end	176,224	209,056	231,302	300,629	304,321	421,280	501,040
NPF’s total return	12.6	18.6	10.6	30.0	1.2	38.4	18.9

Year ended September 30	2001	2002	2003	2004	2005	2006	2007
Total value
Dividends reinvested	5,394	5,382	3,371	3,606	5,274	8,204	11,138
Value at year-end	393,481	333,032	434,522	511,218	611,798	708,475	888,860
NPF’s total return	(21.5)	(15.4)	30.5	17.7	19.7	15.8	25.5

Average annual total return for fund’s lifetime: 13.9%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]Includes reinvested dividends of $91,794 and reinvested capital gain distributions of $295,400.
[4]The indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[5]For the period March 13, 1973 (commencement of operations), through September 30, 1973.

The results shown are before taxes on fund distributions and sale of fund shares.

Within the company descriptions in New Perspective Fund’s portfolio, certain words appear again and again: “leading,” “global” and “worldwide.” Given the fund’s mandate — investing in economic and political change by investing in companies that are themselves taking advantage of that change — the frequency with which these descriptions apply is not surprising.

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Gathering insights that make the difference

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Yet as these companies — with their diverse business lines and often sprawling, decentralized operations — seek opportunity in the global economy, they face significant challenges. So, too, do those faced with evaluating their prospects as investments. Indeed, given the complexity of many companies and industries, one may wonder how the fund’s investment professionals gain an in-depth understanding of a company’s management, operations and long-term prospects.

Although the effort has become increasingly complex, the underlying objective guiding investment professionals has remained unchanged for all of the fund’s 34 years: to pursue insights needed to discern investment opportunity.

Pictures develop and sharpen over time as analysts — in ways both obvious and subtle — seek deeper understanding by means of a form of what many describe as “triangulation”: combining research, interviews and site visits, and the impressions of fellow investment professionals to reach insightful investment convictions.

No two analysts take identical approaches, but all rely on a few key techniques and resources. In the following pages, we will examine some hallmarks of the fund’s research effort and look at how analysts work to understand some of the world’s most complex companies.

Laying the groundwork

“The research effort is aimed at building deep understanding of companies,” explains New Perspective president Rob Lovelace, who is also one of the fund’s portfolio counselors. “There are many ways to do that, and analysts enjoy a good deal of latitude in terms of how they approach their jobs. But there are certain indispensable components.”

For most, the process begins behind a desk — studying publicly disclosed corporate filings to gain a sense of a company’s basic financial condition. “I am an avid reader of annual reports, which provide lots of information and are a great starting point for understanding a company’s balance sheet and the outlook of its management,” says Hong Kong-based energy analyst Noriko Chen. “Using this information, we build financial models that we regularly tweak and update after meetings with company management teams and other people in the industry. This allows us to see how a company’s situation is changing.”

Financial modeling extends well beyond plugging publicly available data into spreadsheets. Analysts also dig into company, industry and economic reports to assess the broader industry backdrop. Often, this process is aimed at developing projections for future variables such as product demand and market growth. It requires innovative thinking and resourcefulness.

“When flat panel televisions were much more expensive than they are today, it was important to get a sense of how demand would rise as prices came down,” explains Galen Hoskin, an analyst focused on Asian technology companies. “To do this, we tried to find what we thought represented historically analogous technological shifts. For instance, we took a look at how demand grew in the years when color TVs were emerging, as well as when personal computers were entering the mainstream. Working to understand such variables helps us to evaluate the direction industries are headed and how companies are positioned within them.”

Taking research a step further

Financial modeling is a crucial step in the process but, in many respects, the heart of the analyst’s role involves seeking insights beyond those found on spreadsheets and through modeling hypothetical scenarios. That requires connecting with people and going into the field to sharpen perspectives and test assumptions.

From his travels to many of the world’s biggest and most remote oil-producing regions, American Funds energy analyst Jacinto Hernandez has experienced firsthand the importance of “seeing for himself.”

“Several years ago, if you had read the statistics produced by government agencies and even many of the oil companies, you would have concluded that the world had too much oil,” he says. “But the problem with statistics is that they’re often compiled by people far from the field who are creating somewhat simplistic projections built on sometimes incomplete data. In the case of the energy business, if you had actually visited new fields, you would have begun to realize that they were often not as large as those they were replacing. Moreover, global demand was growing. Faulty calculations and industry optimism masked the impending supply problems. The resulting disconnect between popular perception and the reality of the situation created opportunity for the fund.”

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[Begin Pull Quote]
“As you cover companies, you’re always asking them about other companies. And if you ask enough people, you’ll find that patterns begin to emerge.”
— Galen Hoskin
[End Pull Quote]

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Collectively, analysts make thousands of research visits annually — touring factories and warehouses, mines and oil fields, stores and headquarters. Importantly, they return year after year — not easy given the remoteness of many sites.

“Anyone can go once and get a snapshot, but putting together multiple snapshots gives you a ‘motion picture’ and a sense of how things are changing,” adds Jacinto. “Often change signals opportunity which, of course, relates directly to New Perspective Fund’s mandate.”

New Perspective Fund portfolio counselor Carl Kawaja, a former consumer products analyst, makes a simple but important point: “Our analysts are not limited in terms of how much they can travel. Of course they pay attention to costs and we have a formal approval process, but there’s no travel budget per se,” he explains. “If Jacinto feels that going to some remote outpost is what it takes to develop insight into his coverage area, he goes to Qatar or Saudi Arabia or Moscow or Brazil. That’s important when covering global companies and essential to developing investment conviction.”

For auto analyst Justin Toner, gaining a deeper understanding of his industry meant more than frequent fact-finding missions abroad: it meant moving from the United States to Japan for much of the past year. Immersing himself in Japanese culture helped sharpen his understanding of the corporate culture of companies like Toyota and Honda. “After living in the country, I have a greater context for certain business practices and management decisions that I may have been somewhat skeptical about without having had the experience of living in Japan,” explains Justin. “That will be immensely helpful in the future as I evaluate these companies.”

From the executive suite to the factory floor

Analysts also get to know company management teams. “This is a very important part of the process,” Galen emphasizes. “I want to get a sense of whether management has vision and understands high-level strategic issues. I also want to see how far down into the nuts and bolts of the business they can go — whether they are able to talk about it in a detailed and knowledgeable way. When possible, I also want to see how they’ve performed during all types of business and economic climates.”

While it’s a company’s senior management that paints the big and official picture, more revealing detail often comes courtesy of those in the field. “In most cases, people in the field really enjoy talking about their jobs, and generally they’re very candid,” says Noriko. “These conversations often help complete the picture, and it’s one of the reasons why visiting sites is so important.”

Adds Martin Romo, who covers General Electric, one of the world’s largest, most diverse companies and a sizable New Perspective holding, “Meeting the folks on the front lines also gives you a sense of the type and quality of a company’s employees. I vividly remember a conversation with a woman on the plant floor of one of GE’s power turbine factories. She was more informed and articulate about the business prospects than many CEOs I had met. That kind of experience tells you a great deal about how deeply a company’s mission and culture permeate the organization.”

Competitors and suppliers also add tiles to the evolving mosaic. “As you cover companies, you’re always asking them about other companies. And if you ask enough people, you’ll find that patterns begin to emerge,” adds Galen. “I spend lots of time talking to the companies in a particular technology area about how they are doing and how their competitors are doing. I’ll also seek verifying comments from their key customers and make sure that all of these comments ‘true up.’”

“For auto manufacturers, the supplier is a key partner,” notes Justin. “Naturally, suppliers protect their relationships and aren’t going to say things that are too negative. But over time, you can gain a sense of how manufacturers work with them — how constructive the relationship is. That tells me a lot.”

Lengthy tenure elevates the discussion

Developing insight into complex industries doesn’t happen overnight. That’s why the fund’s analysts spend years covering their sectors. Lengthy tenure allows analysts to experience different market conditions and evaluate how industries and companies — in particular, their management teams — function within them.

Familiarity with management and comprehensive industry knowledge yields still another benefit: As analysts build credibility, they actually become resources to the companies they cover.

“The more you can engage a management team and the more valuable to them your perspective becomes, the higher the quality of information you receive in return,” notes energy analyst Frank Hu. “If you have something to offer, it becomes a dialogue that is much more productive and takes place at an elevated level.”

[Begin Sidebar]
Investment recommendations meeting diverse perspectives

New Perspective’s investment analysts conduct exhaustive research to develop conviction in companies. Through calls, reports and conversations they then convey their conclusions and recommendations to the fund’s eight portfolio counselors, each of whom independently manages a portion of the fund’s assets according to New Perspective’s objectives.

Because counselors differ in their experience and in their perspectives on markets, industries and the economy, some will choose to invest based on an analyst’s recommendation while others will opt not to. This diversity of outlooks means each counselor’s slice of the fund looks different. And taken together, these slices comprise a diverse and broad-based portfolio of holdings.

Portfolio	Years of investment	Years with American
counselors	experience*	Funds*

Brady Enright	16	11
Gregg Ireland	35	35
Jody Jonsson	19	17
Carl Kawaja	20	16
Jonathan Knowles	15	15
Rob Lovelace	22	22
Dina Perry	30	16
Steve Watson	20	18

*As of December 2007.
[End Sidebar]

Sometimes, in fact, roles get reversed and companies ask the fund’s analysts to speak to groups of their top managers. Four years ago, Martin made a presentation to GE’s key managers and, during his analyst days, Carl did likewise for Procter & Gamble.

Counsel of colleagues

For all the information gathering analysts do in the field, in-house resources — namely, fellow investment professionals — often prove to be the greatest source of insight.

The continuous interplay among New Perspective’s analysts and portfolio counselors is a crucial part of understanding companies, industries and markets.

For analysts who cover companies with multiple divisions, it’s often beneficial to enlist the aid of colleagues who focus on competitors with overlapping business lines. For instance, Martin leans on his industrial equipment analyst counterpart to help him gain deeper knowledge of the competitive environment of GE’s industrials business. He also seeks input from the fund’s media analysts to better understand the company’s NBC/Universal entertainment unit.

Galen, who covers a number of companies producing components that become part of manufactured consumer goods, finds greater knowledge of end markets is key to evaluating company prospects. “If I want to know the outlook for digital TV sales this Christmas, I’ll stay in touch with our analyst who covers companies like Best Buy to get a sense of what he’s thinking.”

To help determine global demand for energy, analysts within the sector seek input from their colleagues in energy-sensitive industries like utilities, airlines and autos. They also flesh out broader global trends with the help of internal economists. Importantly, analysts are able to broaden their global perspective thanks to colleagues based in nine investment offices throughout the world. They provide a window into multiple markets and offer insights on the challenges facing companies operating in many regions.

Sharing perspectives

In the case of industries covered by more than one analyst, much information sharing takes place within Research Clusters — groups of analysts who are focused on different areas of the same industry. For example, Galen is part of a technology cluster that conducts weekly conference calls to share and discuss findings and happenings within the industry. Noriko, Frank and Jacinto, who each focus on different areas within the energy world, do likewise for their sector.

Sometimes the counsel an analyst seeks is more about gaining a historical context for broader economic and industry trends. Jacinto explains, “We have analysts and portfolio counselors who have been investing for decades and, as we say, history doesn’t repeat itself but it often rhymes. So we look to them to find similarities between what’s going on today and what’s gone on in the past. This helps us determine what may happen in the future.”

[photo of a stream - plants in the foreground]
[Begin Sidebar]
For all the information gathering analysts do in the field, in-house resources — namely, fellow investment professionals — often prove to be the greatest source of insight.
[End Sidebar]

Turning research into recommendations

In the end, insights must coalesce into recommendations on whether to invest in certain companies. One significant challenge is that not all good companies are necessarily good investments. “There are lots of great companies, but we also seek to buy stocks that are reasonably valued. Often the most desirable merchandise — in this case, a financially solid, well-run company with a strong market position — doesn’t go on sale,” explains Frank. “Knowing when to buy based on a company’s valuation and the conditions within the industry and market is a huge challenge.”

Yet the insights gained through exhaustive research give analysts the confidence to make investment recommendations to the fund’s eight portfolio counselors. Those recommendations carry significant weight since, in most cases, the analysts themselves have invested in these particular companies by means of New Perspective’s Research Portfolio or “RP.” The RP is the portion of fund assets set aside for analysts to invest in the companies within their coverage area that they believe in most strongly. In addition to making a significant contribution to the fund’s results, the RP acts as an important signaling mechanism to portfolio counselors.

“Knowing an analyst is backing up an investment opinion with an actual investment in the company gives me greater confidence in their recommendations,” explains Rob Lovelace. “The RP motivates analysts to develop even stronger conviction in the companies they cover. It’s a fundamental part of the overall research effort that has been so central to New Perspective’s long-term consistent results.”

[photo of a hummingbird pollinating a flower]

Summary investment portfolio, September 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent
of net
assets

Information technology	17.72%
Financials	13.01
Materials	9.36
Energy	9.17
Consumer discretionary	9.03
Other industries	35.77
Bonds & Notes	0.23
Rights & Warrants	0.02
Short-term securities & other assets less liabilities	5.69
[end pie chart]

Country diversification (percent of net assets)
United States	29.1%
Euro zone*	24.4
United Kingdom	7.9
Japan	6.6
Switzerland	4.9
Canada	3.6
Australia	2.7
South Korea	2.4
Brazil	2.4
Other countries	10.3
Short-term securities & other assets less liabilities	5.7

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

	Shares	Market value (000)	Percent of net assets

Common stocks - 94.06%

Information technology - 17.72%
Microsoft Corp.	54,940,000	$1,618,532	2.64%
Nokia Corp.	23,360,416	888,159
Nokia Corp. (ADR)	7,244,634	274,789	1.89
Samsung Electronics Co., Ltd.	1,099,450	691,062	1.12
International Business Machines Corp.	4,687,000	552,129	.90
Hon Hai Precision Industry Co., Ltd.	69,696,786	525,449	.86
EMC Corp. (1)	24,703,000	513,822	.84
Google Inc., Class A (1)	894,000	507,139	.83
Oracle Corp. (1)	22,463,700	486,339	.79
Taiwan Semiconductor Manufacturing Co. Ltd.	194,136,007	378,396
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,673,263	67,533	.73
Yahoo! Inc. (1)	16,200,000	434,808	.71
Cisco Systems, Inc. (1)	11,223,000	371,594	.60
Other securities		3,574,213	5.81
		10,883,964	17.72

Financials - 13.01%
Banco Santander, SA	35,504,264	690,123	1.12
ING Groep NV, depository receipts	13,539,057	601,060	.98
Allianz SE	1,790,000	418,263	.68
Citigroup Inc.	8,151,677	380,439	.62
Erste Bank der oesterreichischen Sparkassen AG	4,838,510	368,816	.60
AXA SA	7,691,000	344,180	.56
Other securities		5,186,696	8.45
		7,989,577	13.01

Materials - 9.36%
Barrick Gold Corp.	22,341,770	899,926	1.47
Bayer AG, non-registered shares	10,762,500	856,748	1.40
Newmont Mining Corp.	13,250,000	592,673	.97
Potash Corp. of Saskatchewan Inc.	4,000,000	422,800	.69
Gold Fields Ltd.	22,685,855	410,861	.67
Freeport-McMoRan Copper & Gold Inc.	3,000,000	314,670	.51
Other securities		2,251,259	3.65
		5,748,937	9.36

Energy - 9.17%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	10,085,800	761,478
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	3,400,000	219,980	1.60
Royal Dutch Shell PLC, Class B	12,445,157	511,836
Royal Dutch Shell PLC, Class A (ADR)	5,555,000	456,510	1.58
Canadian Natural Resources, Ltd.	6,280,000	477,958	.78
Reliance Industries Ltd.	7,882,600	456,863	.74
Schlumberger Ltd.	3,270,000	343,350	.56
Chevron Corp.	3,278,732	306,824	.50
Other securities		2,095,651	3.41
		5,630,450	9.17

Consumer discretionary - 9.03%
News Corp., Class A	18,908,404	415,796	.68
Esprit Holdings Ltd.	25,114,000	399,159	.65
Other securities		4,727,675	7.70
		5,542,630	9.03

Industrials - 8.76%
General Electric Co.	22,910,500	948,495	1.54
Siemens AG	5,020,300	690,314	1.12
Schneider Electric SA	2,807,000	354,671	.58
Ryanair Holdings PLC (ADR) (1)	8,075,000	335,193	.55
Other securities		3,049,180	4.97
		5,377,853	8.76

Consumer staples - 8.32%
Altria Group, Inc.	10,414,400	724,113	1.18
Tesco PLC	65,975,011	592,371	.96
SABMiller PLC	19,408,508	552,247	.90
Nestlé SA	1,055,150	474,092	.77
Coca-Cola Co.	6,800,000	390,796	.64
PepsiCo, Inc.	4,325,000	316,850	.52
Other securities		2,061,683	3.35
		5,112,152	8.32

Health care - 8.31%
Roche Holding AG	7,278,600	1,320,028	2.15
Novo Nordisk A/S, Class B	7,848,600	947,587	1.54
Smith & Nephew PLC	42,912,816	524,115	.85
Other securities		2,311,174	3.77
		5,102,904	8.31

Telecommunication services - 4.50%
Vodafone Group PLC	234,386,934	845,630	1.38
Koninklijke KPN NV	37,779,200	655,682	1.07
América Móvil, SAB de CV, Series L (ADR)	6,660,700	426,285	.69
Other securities		839,007	1.36
		2,766,604	4.50

Utilities - 2.17%
SUEZ SA	7,581,935	446,560	.73
E.ON AG	1,750,000	323,589	.52
Other securities		560,722	.92
		1,330,871	2.17

MISCELLANEOUS - 3.71%
Other common stocks in initial period of acquisition		2,281,405	3.71

Total common stocks (cost: $36,241,111,000)		57,767,347	94.06

Rights & warrants - 0.02%

Financials - 0.02%
ING Groep NV, warrants, expire 2008 (1)	632,500	11,762	.02

Consumer Discretionary - 0.00%
Other securities		8	.00

MISCELLANEOUS - 0.00%
Other rights & warrants in initial period of acquisition		0	.00

Total rights & warrants (cost: $75,143,000)		11,770	.02

Bonds & notes - 0.23%

Other - 0.23%
Other securities		142,804	.23

Total bonds & notes (cost: $142,064,000)		142,804	.23

	Principal amount (000)

Short-term securities - 5.59%

Nestlé Capital Corp. 5.26% - 5.30% due 10/11 - 12/19/2007	$175,000	174,101	.28
Siemens Capital Co. LLC 5.20% - 5.23% due 10/15 - 10/30/2007	127,400	127,013	.21
ING (U.S.) Funding LLC 5.00% - 5.58% due 11/6/2007 - 1/25/2008	80,600	79,974
Mont Blanc Capital Corp. 5.20% due 11/29 - 12/18/2007 (2)	43,100	42,659	.20
General Electric Co. 5.26% due 11/14/2007	50,000	49,661	.08
Other securities		2,961,223	4.82
		3,434,631	5.59

Total short-term securities (cost: $3,434,123,000)		3,434,631	5.59

Total investment securities (cost: $39,892,441,000)		61,356,552	99.90
Other assets less liabilities		58,093	.10

Net assets		$61,414,645	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
"Miscellaneous" and “Other securities” include securities (with aggregate value of $253,547,000), which were valued under fair value procedures adopted by authority of the board of directors.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended September 30, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 9/30/2007 (000)

Michael Page International PLC	7,995,000	10,094,000	-	18,089,000	$2,287	$152,525

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Security purchased in transactions exempt from registration under the Securities Act of 1933.  These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $1,836,589,000, which represented 2.99% of the net assets of the fund.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $39,755,978)	$61,204,027
Affiliated issuer (cost: $136,463)	152,525	$61,356,552
Cash		256
Receivables for:
Sales of investments	89,314
Sales of fund's shares	78,562
Dividends and interest	101,355	269,231
		61,626,039
Liabilities:
Payables for:
Purchases of investments	96,683
Repurchases of fund's shares	68,494
Investment advisory services	16,661
Services provided by affiliates	19,255
Directors' deferred compensation	3,740
Other	6,561	211,394
Net assets at September 30, 2007		$61,414,645

Net assets consist of:
Capital paid in on shares of capital stock		$35,572,294
Undistributed net investment income		586,767
Undistributed net realized gain		3,790,213
Net unrealized appreciation		21,465,371
Net assets at September 30, 2007		$61,414,645

Total authorized capital stock - 2,000,000 shares, $.001 par value (1,671,512 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$49,213,223	1,336,072	$36.83
Class B	2,056,782	57,043	36.06
Class C	2,022,116	56,428	35.84
Class F	1,215,410	33,107	36.71
Class 529-A	862,388	23,541	36.63
Class 529-B	137,744	3,827	36.00
Class 529-C	227,598	6,326	35.98
Class 529-E	49,521	1,363	36.34
Class 529-F	14,138	385	36.64
Class R-1	49,436	1,380	35.83
Class R-2	643,624	17,914	35.93
Class R-3	1,245,434	34,306	36.30
Class R-4	756,931	20,686	36.59
Class R-5	2,920,300	79,134	36.90
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $39.08 and $38.86, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $91,976; also includes $2,287 from affiliate)
Interest (net of non-U.S. taxes of $4)	166,472	$1,188,972

Fees and expenses(*):
Investment advisory services	212,052
Distribution services	162,408
Transfer agent services	43,273
Administrative services	13,839
Reports to shareholders	1,650
Registration statement and prospectus	1,573
Postage, stationery and supplies	3,914
Directors' compensation	953
Auditing and legal	238
Custodian	6,487
State and local taxes	576
Other	125
Total fees and expenses before reimbursements/waivers	447,088
Less reimbursements/waivers of fees and expenses:
Investment advisory services	21,205
Administrative services	145
Total fees and expenses after reimbursements/waivers		425,738
Net investment income		763,234

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	4,327,952
Non-U.S. currency transactions	(6,313)	4,321,639
Net unrealized appreciation on:
Investments	7,447,262
Non-U.S. currency translations	1,746	7,449,008
Net realized gain and unrealized appreciation on investments and non-U.S. currency
Net increase in net assets resulting from operations		$12,533,881

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30,
	2007	2006
Operations:
Net investment income	$763,234	$724,200
Net realized gain on investments and non-U.S. currency transactions		3,305,816
Net unrealized appreciation on investments and non-U.S. currency translations		2,665,468
Net increase in net assets resulting from operations	12,533,881	6,695,484

Dividends and distributions paid to shareholders:
Dividends from net investment income	(751,723)	(550,179)
Distributions from net realized gain on investments	(3,220,774)	(2,624,465)
Total dividends and distributions paid to shareholders	(3,972,497)	(3,174,644)

Net capital share transactions	3,279,221	3,562,812

Total increase in net assets	11,840,605	7,083,652

Net assets:
Beginning of year	49,574,040	42,490,388
End of year (including undistributed net investment income:
$586,767 and $580,955, respectively)	$61,414,645	$49,574,040

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights.  The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.  Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2007, there were no non-U.S. taxes paid on realized gains. As of September 30, 2007, non-U.S. taxes provided on unrealized gains were $393,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2005.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2007, the fund reclassified $5,570,000 from undistributed net investment income to undistributed net realized gain; and reclassified $129,000 from undistributed net investment income and $219,238,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$743,174
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through September 30, 2007)†	(5,452)
Undistributed long-term capital gain	3,792,191
Gross unrealized appreciation on investment securities	21,732,171
Gross unrealized depreciation on investment securities	(416,554)
Net unrealized appreciation on investment securities	21,315,617
Cost of investment securities	40,040,935
†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2007			Year ended September 30, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$635,630	$2,620,221	$3,255,851	$473,467	$2,170,052	$2,643,519
Class B	14,463	112,815	127,278	9,567	93,610	103,177
Class C	13,108	103,627	116,735	7,784	77,070	84,854
Class F	15,128	62,061	77,189	10,162	47,920	58,082
Class 529-A	9,546	40,174	49,720	5,876	27,595	33,471
Class 529-B	825	6,977	7,802	461	5,199	5,660
Class 529-C	1,359	10,945	12,304	738	7,664	8,402
Class 529-E	459	2,369	2,828	289	1,706	1,995
Class 529-F	178	668	846	80	351	431
Class R-1	316	2,121	2,437	149	1,158	1,307
Class R-2	4,236	31,907	36,143	2,470	21,982	24,452
Class R-3	11,777	59,847	71,624	7,513	42,584	50,097
Class R-4	9,029	39,083	48,112	7,234	32,826	40,060
Class R-5	35,669	127,959	163,628	24,389	94,748	119,137
Total	$751,723	$3,220,774	$3,972,497	$550,179	$2,624,465	$3,174,644

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion.  The board of directors approved an amended agreement effective January 1, 2007, continuing the series of rates to include an additional annual rate of 0.360% on daily net assets in excess of $55 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $21,205,000. As a result, the fee shown on the accompanying financial statements of $212,052,000, which was equivalent to an annualized rate of 0.383%, was reduced to $190,847,000, or 0.345% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $392 and $145,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$106,672	$41,523	Not applicable	Not applicable	Not applicable
Class B	18,859	1,750	Not applicable	Not applicable	Not applicable
Class C	17,734	Included in administrative services	$2,372	$279	Not applicable
Class F	2,676		917	114	Not applicable
Class 529-A	1,488		660	82	$ 726
Class 529-B	1,203		109	28	121
Class 529-C	1,932		175	39	193
Class 529-E	211		38	5	42
Class 529-F	-		11	1	12
Class R-1	399		47	20	Not applicable
Class R-2	4,167		823	1,628	Not applicable
Class R-3	5,330		1,533	475	Not applicable
Class R-4	1,737		1,048	25	Not applicable
Class R-5	Not applicable		2,305	11	Not applicable
Total	$162,408	$43,273	$10,038	$2,707	$1,094

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $953,000, shown on the accompanying financial statements, includes $409,000 in current fees (either paid in cash or deferred) and a net increase of $544,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$4,103,796	123,196	$3,116,283	99,024	$(5,454,268)	(162,893)	$1,765,811	59,327
Class B	138,487	4,241	123,718	3,992	(205,668)	(6,256)	56,537	1,977
Class C	333,540	10,257	112,634	3,656	(221,225)	(6,777)	224,949	7,136
Class F	283,721	8,476	66,895	2,132	(233,169)	(6,953)	117,447	3,655
Class 529-A	150,526	4,543	49,711	1,587	(45,923)	(1,374)	154,314	4,756
Class 529-B	14,510	444	7,800	252	(6,317)	(192)	15,993	504
Class 529-C	42,675	1,306	12,302	397	(16,182)	(491)	38,795	1,212
Class 529-E	8,451	257	2,827	91	(3,363)	(101)	7,915	247
Class 529-F	3,856	116	845	27	(1,994)	(60)	2,707	83
Class R-1	21,118	652	2,420	79	(8,883)	(271)	14,655	460
Class R-2	194,354	5,958	36,133	1,170	(137,584)	(4,207)	92,903	2,921
Class R-3	369,758	11,240	71,594	2,302	(252,599)	(7,652)	188,753	5,890
Class R-4	259,031	7,819	48,104	1,538	(344,584)	(10,324)	(37,449)	(967)
Class R-5	714,553	20,884	158,792	5,044	(237,454)	(7,140)	635,891	18,788
Total net increase
(decrease)	$6,638,376	199,389	$3,810,058	121,291	$(7,169,213)	(214,691)	$3,279,221	105,989

Year ended September 30, 2006
Class A	$4,053,757	134,363	$2,529,170	88,525	$(4,309,722)	(142,978)	$2,273,205	79,910
Class B	157,783	5,317	100,290	3,559	(156,992)	(5,290)	101,081	3,586
Class C	323,744	10,963	81,747	2,914	(178,231)	(6,041)	227,260	7,836
Class F	222,169	7,353	49,638	1,742	(190,225)	(6,335)	81,582	2,760
Class 529-A	123,510	4,119	33,458	1,176	(30,473)	(1,014)	126,495	4,281
Class 529-B	13,714	463	5,659	201	(3,878)	(130)	15,495	534
Class 529-C	33,685	1,137	8,400	298	(10,750)	(362)	31,335	1,073
Class 529-E	7,257	244	1,994	70	(2,807)	(93)	6,444	221
Class 529-F	3,730	124	431	15	(551)	(18)	3,610	121
Class R-1	14,123	477	1,294	46	(4,933)	(167)	10,484	356
Class R-2	160,760	5,430	24,433	869	(85,038)	(2,867)	100,155	3,432
Class R-3	282,201	9,462	50,047	1,770	(166,371)	(5,595)	165,877	5,637
Class R-4	191,116	6,368	40,033	1,410	(108,930)	(3,639)	122,219	4,139
Class R-5	384,935	12,776	115,190	4,032	(202,555)	(6,677)	297,570	10,131
Total net increase
(decrease)	$5,972,484	198,596	$3,041,784	106,627	$(5,451,456)	(181,206)	$3,562,812	124,017

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $16,522,752,000 and $15,659,014,000, respectively, during the year ended September 30, 2007.

Financial highlights

		Income from investment operations(1)				Dividends and distributions

	Net asset value, beginning of year	Net investment income		Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers	(3)	Ratio of net income to average net assets	(3)

Class A:
Year ended 9/30/2007	$31.73	.48		7.18	7.66	$(.50)	$(2.06)	(2.56)	36.83	25.46	49,213	.74	.70		1.44
Year ended 9/30/2006	29.53	.49		3.93	4.42	(.40)	(1.82)	(2.22)	31.73	15.80	40,517	.75	.71		1.63
Year ended 9/30/2005	24.91	.37		4.51	4.88	(.26)	-	(.26)	29.53	19.68	35,342	.77	.74		1.36
Year ended 9/30/2004	21.33	.23		3.53	3.76	(.18)	-	(.18)	24.91	17.65	30,011	.78	.78		.93
Year ended 9/30/2003	16.50	.18		4.82	5.00	(.17)	-	(.17)	21.33	30.48	25,388	.83	.83		.93
Class B:
Year ended 9/30/2007	31.12	.22		7.04	7.26	(.26)	(2.06)	(2.32)	36.06	24.55	2,057	1.50	1.47		.68
Year ended 9/30/2006	29.01	.25		3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714	1.52	1.48		.86
Year ended 9/30/2005	24.50	.16		4.43	4.59	(.08)	-	(.08)	29.01	18.76	1,493	1.54	1.51		.60
Year ended 9/30/2004	21.02	.04		3.48	3.52	(.04)	-	(.04)	24.50	16.77	1,212	1.55	1.55		.18
Year ended 9/30/2003	16.28	.03		4.75	4.78	(.04)	-	(.04)	21.02	29.44	863	1.62	1.62		.16
Class C:
Year ended 9/30/2007	30.96	.21		6.99	7.20	(.26)	(2.06)	(2.32)	35.84	24.47	2,022	1.56	1.52		.63
Year ended 9/30/2006	28.88	.24		3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526	1.59	1.55		.80
Year ended 9/30/2005	24.41	.15		4.40	4.55	(.08)	-	(.08)	28.88	18.67	1,197	1.60	1.57		.55
Year ended 9/30/2004	20.97	.03		3.47	3.50	(.06)	-	(.06)	24.41	16.70	868	1.61	1.61		.14
Year ended 9/30/2003	16.27	.02		4.75	4.77	(.07)	-	(.07)	20.97	29.39	485	1.66	1.66		.12
Class F:
Year ended 9/30/2007	31.64	.48		7.15	7.63	(.50)	(2.06)	(2.56)	36.71	25.49	1,215	.75	.71		1.44
Year ended 9/30/2006	29.44	.49		3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932	.76	.72		1.62
Year ended 9/30/2005	24.84	.36		4.49	4.85	(.25)	-	(.25)	29.44	19.62	786	.82	.79		1.32
Year ended 9/30/2004	21.29	.22		3.52	3.74	(.19)	-	(.19)	24.84	17.59	635	.84	.84		.91
Year ended 9/30/2003	16.49	.17		4.81	4.98	(.18)	-	(.18)	21.29	30.39	353	.87	.87		.91
Class 529-A:
Year ended 9/30/2007	31.59	.46		7.13	7.59	(.49)	(2.06)	(2.55)	36.63	25.38	862	.82	.78		1.38
Year ended 9/30/2006	29.41	.48		3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593	.81	.77		1.59
Year ended 9/30/2005	24.83	.36		4.47	4.83	(.25)	-	(.25)	29.41	19.55	427	.85	.82		1.31
Year ended 9/30/2004	21.29	.22		3.51	3.73	(.19)	-	(.19)	24.83	17.57	267	.86	.86		.90
Year ended 9/30/2003	16.49	.19		4.80	4.99	(.19)	-	(.19)	21.29	30.46	138	.83	.83		.98
Class 529-B:
Year ended 9/30/2007	31.09	.19		7.02	7.21	(.24)	(2.06)	(2.30)	36.00	24.40	138	1.63	1.59		.57
Year ended 9/30/2006	28.99	.22		3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103	1.65	1.61		.74
Year ended 9/30/2005	24.51	.12		4.42	4.54	(.06)	-	(.06)	28.99	18.54	81	1.71	1.68		.44
Year ended 9/30/2004	21.07	-	(4)	3.48	3.48	(.04)	-	(.04)	24.51	16.53	56	1.74	1.74		.01
Year ended 9/30/2003	16.41	.01		4.76	4.77	(.11)	-	(.11)	21.07	29.21	31	1.78	1.78		.03
Class 529-C:
Year ended 9/30/2007	31.08	.19		7.03	7.22	(.26)	(2.06)	(2.32)	35.98	24.42	228	1.62	1.58		.58
Year ended 9/30/2006	28.99	.23		3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159	1.64	1.60		.76
Year ended 9/30/2005	24.51	.13		4.42	4.55	(.07)	-	(.07)	28.99	18.62	117	1.70	1.67		.46
Year ended 9/30/2004	21.07	.01		3.48	3.49	(.05)	-	(.05)	24.51	16.56	75	1.73	1.72		.03
Year ended 9/30/2003	16.41	.01		4.76	4.77	(.11)	-	(.11)	21.07	29.21	39	1.77	1.77		.05
Class 529-E:
Year ended 9/30/2007	31.36	.36		7.08	7.44	(.40)	(2.06)	(2.46)	36.34	25.02	50	1.11	1.08		1.09
Year ended 9/30/2006	29.22	.38		3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35	1.12	1.08		1.27
Year ended 9/30/2005	24.69	.27		4.44	4.71	(.18)	-	(.18)	29.22	19.16	26	1.18	1.15		.99
Year ended 9/30/2004	21.19	.13		3.50	3.63	(.13)	-	(.13)	24.69	17.17	16	1.20	1.20		.56
Year ended 9/30/2003	16.47	.11		4.79	4.90	(.18)	-	(.18)	21.19	29.92	8	1.23	1.23		.60
Class 529-F:
Year ended 9/30/2007	31.59	.53		7.13	7.66	$(.55)	$(2.06)	(2.61)	36.64	25.65	14	.61	.58		1.59
Year ended 9/30/2006	29.39	.55		3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10	.62	.58		1.82
Year ended 9/30/2005	24.80	.37		4.46	4.83	(.24)	-	(.24)	29.39	19.58	5	.82	.79		1.35
Year ended 9/30/2004	21.28	.21		3.51	3.72	(.20)	-	(.20)	24.80	17.50	3	.95	.95		.84
Year ended 9/30/2003	16.50	.17		4.79	4.96	(.18)	-	(.18)	21.28	30.25	1	.97	.97		.89
Class R-1:
Year ended 9/30/2007	31.00	.22		6.98	7.20	(.31)	(2.06)	(2.37)	35.83	24.45	49	1.58	1.54		.66
Year ended 9/30/2006	28.95	.25		3.85	4.10	(.23)	(1.82)	(2.05)	31.00	14.89	29	1.59	1.55		.85
Year ended 9/30/2005	24.48	.16		4.41	4.57	(.10)	-	(.10)	28.95	18.63	16	1.66	1.59		.57
Year ended 9/30/2004	21.08	.04		3.47	3.51	(.11)	-	(.11)	24.48	16.71	8	1.69	1.63		.16
Year ended 9/30/2003	16.45	.04		4.76	4.80	(.17)	-	(.17)	21.08	29.35	3	1.89	1.65		.20
Class R-2:
Year ended 9/30/2007	31.05	.21		7.00	7.21	(.27)	(2.06)	(2.33)	35.93	24.45	644	1.60	1.53		.63
Year ended 9/30/2006	28.98	.24		3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465	1.67	1.54		.82
Year ended 9/30/2005	24.52	.16		4.41	4.57	(.11)	-	(.11)	28.98	18.69	335	1.76	1.56		.59
Year ended 9/30/2004	21.10	.05		3.48	3.53	(.11)	-	(.11)	24.52	16.74	198	1.88	1.59		.20
Year ended 9/30/2003	16.45	.05		4.77	4.82	(.17)	-	(.17)	21.10	29.43	72	2.13	1.61		.26
Class R-3:
Year ended 9/30/2007	31.33	.36		7.07	7.43	(.40)	(2.06)	(2.46)	36.30	25.03	1,245	1.10	1.06		1.11
Year ended 9/30/2006	29.20	.39		3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890	1.10	1.06		1.29
Year ended 9/30/2005	24.67	.29		4.45	4.74	(.21)	-	(.21)	29.20	19.31	665	1.10	1.07		1.07
Year ended 9/30/2004	21.19	.15		3.49	3.64	(.16)	-	(.16)	24.67	17.19	397	1.18	1.18		.62
Year ended 9/30/2003	16.49	.12		4.77	4.89	(.19)	-	(.19)	21.19	29.85	124	1.23	1.23		.64
Class R-4:
Year ended 9/30/2007	31.54	.46		7.13	7.59	(.48)	(2.06)	(2.54)	36.59	25.40	757	.81	.77		1.36
Year ended 9/30/2006	29.37	.48		3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683	.79	.75		1.60
Year ended 9/30/2005	24.80	.38		4.47	4.85	(.28)	-	(.28)	29.37	19.60	515	.79	.76		1.40
Year ended 9/30/2004	21.28	.23		3.50	3.73	(.21)	-	(.21)	24.80	17.64	271	.83	.83		.95
Year ended 9/30/2003	16.50	.18		4.80	4.98	(.20)	-	(.20)	21.28	30.38	61	.88	.87		.91
Class R-5:
Year ended 9/30/2007	31.79	.56		7.18	7.74	(.57)	(2.06)	(2.63)	36.90	25.77	2,920	.51	.47		1.68
Year ended 9/30/2006	29.58	.57		3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918	.51	.47		1.88
Year ended 9/30/2005	24.95	.45		4.50	4.95	(.32)	-	(.32)	29.58	19.97	1,485	.52	.49		1.63
Year ended 9/30/2004	21.37	.30		3.53	3.83	(.25)	-	(.25)	24.95	17.96	1,016	.53	.52		1.22
Year ended 9/30/2003	16.52	.23		4.83	5.06	(.21)	-	(.21)	21.37	30.84	91	.55	.55		1.23

	Year ended September 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	30%	32%	30%	19%	28%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2007

Expense example
                                                                                                                                               unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,140.59	$3.70	.69%
Class A -- assumed 5% return	1,000.00	1,021.61	3.50	.69
Class B -- actual return	1,000.00	1,136.47	7.77	1.45
Class B -- assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class C -- actual return	1,000.00	1,135.98	8.09	1.51
Class C -- assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class F -- actual return	1,000.00	1,140.43	3.81	.71
Class F -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class 529-A -- actual return	1,000.00	1,140.07	4.18	.78
Class 529-A -- assumed 5% return	1,000.00	1,021.16	3.95	.78
Class 529-B -- actual return	1,000.00	1,135.66	8.46	1.58
Class 529-B -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class 529-C -- actual return	1,000.00	1,135.74	8.46	1.58
Class 529-C -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class 529-E -- actual return	1,000.00	1,138.13	5.74	1.07
Class 529-E -- assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class 529-F -- actual return	1,000.00	1,141.08	3.06	.57
Class 529-F -- assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-1 -- actual return	1,000.00	1,135.67	8.24	1.54
Class R-1 -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 -- actual return	1,000.00	1,135.96	8.19	1.53
Class R-2 -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-3 -- actual return	1,000.00	1,138.30	5.68	1.06
Class R-3 -- assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 -- actual return	1,000.00	1,140.22	4.13	.77
Class R-4 -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-5 -- actual return	1,000.00	1,141.72	2.47	.46
Class R-5 -- assumed 5% return	1,000.00	1,022.76	2.33	.46

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2007:

Long-term capital gains	$3,268,790,000
Foreign taxes	89,099,000
Foreign source income	1,030,702,000
Qualified dividend income	100%
Corporate dividends received deduction	$257,439,000
U.S. government income that may be exempt from state taxation	2,129,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007:

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	19.55%	20.58%	6.37%
Not reflecting CDSC	24.55%	20.76%	6.37%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	23.47%	20.70%	10.08%
Not reflecting CDSC	24.47%	20.70%	10.08%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	25.49%	21.65%	10.96%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	18.16%	20.18%	12.76%
Not reflecting maximum sales charge	25.38%	21.62%	13.95%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	19.40%	20.38%	12.88%
Not reflecting CDSC	24.40%	20.57%	12.98%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	23.42%	20.59%	13.00%
Not reflecting CDSC	24.42%	20.59%	13.00%

Class 529-E shares*†— first sold 3/1/02	25.02%	21.21%	13.27%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	25.65%	21.66%	19.88%

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 61	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 55	2000
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 70	1979	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 58	2002	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 67	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 65	1987	President, American Public Media Group

John G. McDonald, 70	1978	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 51	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and Non-Executive)

Alessandro Ovi, 63	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the President of the European Commission; former CEO, Tecnitel (subsidiary of a telecommunications company)

Kirk P. Pendleton, 68	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 72	2000	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Elisabeth Allison, 61	3	Color Kinetics, Inc.

Vanessa C.L. Chang, 55	3	Edison International

Robert A. Fox, 70	7	Chemtura Corporation

Jae H. Hyun, 58	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 67	5	None

William H. Kling, 65	8	Irwin Financial Corporation

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 51	3	Cummins, Inc.
Chairman of the Board
(Independent and Non-Executive)

Alessandro Ovi, 63	3	Assicurazioni Generali; Guala Closures SpA; Korn & Ferry Europe (Advisory Board); ST Microelectronics; Telecom Italia Media

Kirk P. Pendleton, 68	7	None

Rozanne L. Ridgway, 72	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

Please see page 32 for footnotes.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 66	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Gregg E. Ireland, 57	1991	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

Robert W. Lovelace,[6] 45	2001	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 66	4	None
Vice Chairman of the Board

Gregg E. Ireland, 57	1	None
Vice Chairman of the Board

Robert W. Lovelace,[6] 45	2	None
President

Chairman emeritus
Walter P. Stern, 79	Vice Chairman of the Board, Capital International, Inc.;[5] Senior Partner, Capital Group International, Inc.[5]

President emeritus
Jon B. Lovelace,[6] 80	Chairman Emeritus, Capital Research and Management Company

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Catherine M. Ward, 60	1991	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company; Director, American Funds Service Company;[5] Director, Capital Group Research, Inc.[5]

F. Galen Hoskin, 43	2003	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Jonathan Knowles, Ph.D., 46	1998	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Vincent P. Corti, 51	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 53	1993	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 35	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 34	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1] Directors and officers of the fund serve until their resignation, removal or retirement.
[2] Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5] Company affiliated with Capital Research and Management Company.
[6] Robert W. Lovelace is the son of Jon B. Lovelace.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2007, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
>	New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-907-1107P

Litho in USA DD/AC/8065-S10043

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$97,000
2007	$106,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$8,000
2007	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$5,000
2007	$7,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $23,000 for fiscal year 2006 and $15,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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New Perspective Fund®
Investment portfolio

September 30, 2007

Common stocks — 94.06%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 17.72%
Microsoft Corp.	54,940,000	$1,618,532
Nokia Corp.	23,360,416	888,159
Nokia Corp. (ADR)	7,244,634	274,789
Samsung Electronics Co., Ltd.	1,099,450	691,062
International Business Machines Corp.	4,687,000	552,129
Hon Hai Precision Industry Co., Ltd.	69,696,786	525,449
EMC Corp.[1]	24,703,000	513,822
Google Inc., Class A1	894,000	507,139
Oracle Corp.[1]	22,463,700	486,339
Taiwan Semiconductor Manufacturing Co. Ltd.	194,136,007	378,396
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,673,263	67,533
Yahoo! Inc.[1]	16,200,000	434,808
Cisco Systems, Inc.[1]	11,223,000	371,594
Nintendo Co., Ltd.	446,000	232,385
STMicroelectronics NV	13,100,000	220,260
Advanced Micro Devices, Inc.[1]	15,250,000	201,300
Murata Manufacturing Co., Ltd.	2,779,200	200,503
ASML Holding NV (New York registered)[1]	5,678,000	186,579
ASML Holding NV1	320,000	10,610
Altera Corp.	7,625,000	183,610
Texas Instruments Inc.	4,550,000	166,485
Hynix Semiconductor Inc.[1]	4,152,260	142,070
Hynix Semiconductor Inc. (GDR)[1,2]	630,000	20,948
Agilent Technologies, Inc.[1]	4,075,900	150,319
Trend Micro Inc.	3,406,500	147,515
Hewlett-Packard Co.	2,955,000	147,129
Konami Corp.	4,868,000	132,760
Tyco Electronics Ltd.	3,678,125	130,316
Citizen Holdings Co., Ltd.	12,906,200	129,995
SAP AG	2,218,000	129,845
Rohm Co., Ltd.	1,379,000	121,956
Applied Materials, Inc.	5,500,000	113,850
Canon, Inc.	2,050,100	111,999
Nortel Networks Corp.[1]	5,620,000	95,428
Motorola, Inc.	4,420,000	81,903
Corning Inc.	3,000,000	73,950
Hoya Corp.	2,105,000	71,897
Flextronics International Ltd.[1]	6,000,000	67,080
High Tech Computer Corp.	4,516,200	66,227
Elpida Memory, Inc.[1]	1,760,000	64,714
Cadence Design Systems, Inc.[1]	2,750,000	61,022
KLA-Tencor Corp.	615,897	34,355
NEC Corp.	6,774,100	32,935
Dell Inc.[1]	900,000	24,840
Sun Microsystems, Inc.[1]	3,463,150	19,428
		10,883,964

FINANCIALS — 13.01%
Banco Santander, SA	35,504,264	690,123
ING Groep NV, depository receipts	13,539,057	601,060
Allianz SE	1,790,000	418,263
Citigroup Inc.	8,151,677	380,439
Erste Bank der oesterreichischen Sparkassen AG	4,838,510	368,816
AXA SA	7,691,000	344,180
UniCredito Italiano SpA	34,899,500	298,621
Macquarie Bank Ltd.	3,880,000	290,369
DBS Group Holdings Ltd	19,740,000	287,108
QBE Insurance Group Ltd.	9,228,901	276,594
Westfield Group	14,367,368	276,448
Depfa Bank PLC	12,240,000	253,453
Société Générale	1,466,600	246,130
Mizuho Financial Group, Inc.	41,400	236,273
AFLAC Inc.	3,926,500	223,968
XL Capital Ltd., Class A	2,600,000	205,920
Sompo Japan Insurance Inc.	16,312,000	187,324
BNP Paribas SA	1,622,230	177,535
Zurich Financial Services	532,000	159,623
Royal Bank of Scotland Group PLC	14,762,325	158,422
ICICI Bank Ltd. (ADR)	2,033,050	107,182
ICICI Bank Ltd.	1,752,500	46,957
Credit Suisse Group	2,225,640	147,802
Crédit Agricole SA	3,671,800	141,643
Sumitomo Mitsui Financial Group, Inc.	18,161	141,623
UBS AG	2,559,206	137,634
Bumiputra-Commerce Holdings Bhd.	39,000,000	122,555
American Express Co.	2,000,000	118,740
Groupe Bruxelles Lambert	900,000	109,174
Westpac Banking Corp.	4,185,444	105,770
Berkshire Hathaway Inc., Class A1	800	94,808
Bank of Nova Scotia	1,540,000	81,049
Commerzbank U.S. Finance, Inc.	2,000,000	80,974
JPMorgan Chase & Co.	1,650,000	75,603
American International Group, Inc.	1,050,000	71,033
Hypo Real Estate Holding AG	1,200,000	68,248
Royal Bank of Canada	1,210,245	67,107
HSBC Holdings PLC (United Kingdom)	3,504,769	64,799
Allied Irish Banks, PLC	1,900,000	46,063
Bank of America Corp.	600,000	30,162
Mitsubishi UFJ Financial Group, Inc.[3]	2,775	25,197
Manulife Financial Corp.	600,000	24,785
		7,989,577

MATERIALS — 9.36%
Barrick Gold Corp.	22,341,770	899,926
Bayer AG, non-registered shares	10,762,500	856,748
Newmont Mining Corp.	13,250,000	592,673
Potash Corp. of Saskatchewan Inc.	4,000,000	422,800
Gold Fields Ltd.	22,685,855	410,861
Freeport-McMoRan Copper & Gold Inc.	3,000,000	314,670
POSCO	411,000	302,364
Linde AG	1,649,000	204,804
Nitto Denko Corp.	4,299,000	200,023
E.I. du Pont de Nemours and Co.	4,000,000	198,240
BHP Billiton Ltd.	5,000,000	197,512
Alcoa Inc.	3,789,800	148,257
Holcim Ltd.	1,028,571	113,638
Akzo Nobel NV	1,325,000	109,218
ArcelorMittal	1,340,000	105,849
Lonmin PLC	1,414,000	105,469
International Paper Co.	2,930,000	105,099
Weyerhaeuser Co.	1,300,000	93,990
JSR Corp.	3,190,000	78,242
Rohm and Haas Co.	1,327,500	73,902
AngloGold Ashanti Ltd.	1,314,816	62,566
Kuraray Co., Ltd.	3,900,000	49,442
UPM-Kymmene Corp.	1,492,000	36,087
Smurfit-Stone Container Corp.[1]	2,950,000	34,456
CRH PLC	808,235	32,101
		5,748,937

ENERGY — 9.17%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	10,085,800	761,478
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	3,400,000	219,980
Royal Dutch Shell PLC, Class B	12,445,157	511,836
Royal Dutch Shell PLC, Class A (ADR)	5,555,000	456,510
Canadian Natural Resources, Ltd.	6,280,000	477,958
Reliance Industries Ltd.	7,882,600	456,863
Schlumberger Ltd.	3,270,000	343,350
Chevron Corp.	3,278,732	306,824
Saipem SpA, Class S	6,285,000	268,174
Norsk Hydro ASA	5,820,000	253,104
TOTAL SA	3,033,900	246,705
OAO Gazprom (ADR)	4,311,500	190,137
Imperial Oil Ltd.	3,300,000	163,837
Occidental Petroleum Corp.	2,450,000	156,996
ConocoPhillips	1,700,000	149,209
Exxon Mobil Corp.	1,500,000	138,840
Anadarko Petroleum Corp.	2,500,000	134,375
Baker Hughes Inc.	1,262,500	114,092
Smith International, Inc.	1,365,000	97,461
ENI SpA	2,500,000	92,661
Apache Corp.	1,000,000	90,060
		5,630,450

CONSUMER DISCRETIONARY — 9.03%
News Corp., Class A	18,908,404	415,796
Esprit Holdings Ltd.	25,114,000	399,159
Toyota Motor Corp.	5,040,000	297,736
Honda Motor Co., Ltd.	8,425,000	283,354
Industria de Diseno Textil, SA	4,051,100	273,034
H & M Hennes & Mauritz AB, Class B	4,278,000	271,521
Compagnie Générale des Etablissements Michelin, Class B	2,000,000	268,905
Vivendi SA	6,194,200	261,473
Carnival Corp., units	4,550,000	220,357
Renault SA	1,414,000	204,917
Hyundai Motor Co.	2,419,938	195,489
Porsche AG, nonvoting preferred	88,900	188,868
Aisin Seiki Co., Ltd.	4,552,500	182,068
Yamaha Corp.	7,708,100	172,940
Burberry Group PLC	12,875,000	172,908
Viacom Inc., Class B1	4,340,000	169,130
DaimlerChrysler AG	1,635,000	164,709
Aristocrat Leisure Ltd.	12,638,058	155,766
Time Warner Inc.	7,200,000	132,192
Ford Motor Co.[1]	15,170,000	128,793
Nikon Corp.	3,300,000	113,575
McDonald’s Corp.	2,000,000	108,940
Suzuki Motor Corp.	3,360,000	99,538
Lagardère Groupe SCA	1,100,000	93,636
Sony Corp.	1,800,000	87,357
Johnson Controls, Inc.	700,000	82,677
Continental AG	570,000	78,833
LG Electronics Inc.	800,000	74,771
Grupo Televisa, SAB, ordinary participation certificates (ADR)	3,000,000	72,510
Reed Elsevier PLC	5,100,000	64,426
Swatch Group Ltd, non-registered shares	119,718	39,289
Swatch Group Ltd	245,770	15,741
Kingfisher PLC	9,525,919	34,816
Hyundai Mobis Co., Ltd.	136,300	14,467
Liberty Media Holding Corp., Liberty Interactive, Series A1	100,000	1,921
Discovery Holding Co., Class A1	35,300	1,018
		5,542,630

INDUSTRIALS — 8.76%
General Electric Co.	22,910,500	948,495
Siemens AG	5,020,300	690,314
Schneider Electric SA	2,807,000	354,671
Ryanair Holdings PLC (ADR)[1]	8,075,000	335,193
ABB Ltd	9,565,000	251,944
Deutsche Post AG	7,435,000	216,303
United Technologies Corp.	2,630,000	211,662
Asahi Glass Co., Ltd.	14,692,000	197,779
United Parcel Service, Inc., Class B	2,557,000	192,031
Tyco International Ltd.	3,678,125	163,088
Illinois Tool Works Inc.	2,700,000	161,028
Michael Page International PLC[4]	18,089,000	152,525
Deere & Co.	1,000,000	148,420
Toll Holdings Ltd.	12,757,816	148,305
Sandvik AB	6,725,000	144,454
Legrand SA	4,164,766	139,991
Emerson Electric Co.	2,600,000	138,372
Finmeccanica SpA	4,695,000	136,790
Mitsubishi Heavy Industries, Ltd.	19,050,000	124,654
Bidvest Group Ltd.	5,500,000	108,700
Caterpillar Inc.	1,120,000	87,842
Parker Hannifin Corp.	700,000	78,281
Geberit AG	385,000	50,374
Boeing Co.	475,000	49,870
Jacobs Engineering Group Inc.[1]	650,000	49,127
Macquarie Infrastructure Group	14,463,925	40,015
Monster Worldwide, Inc.[1]	1,171,000	39,884
SK Holdings Co. Ltd.	83,230	17,741
		5,377,853

CONSUMER STAPLES — 8.32%
Altria Group, Inc.	10,414,400	724,113
Tesco PLC	65,975,011	592,371
SABMiller PLC	19,408,508	552,247
Nestlé SA	1,055,150	474,092
Coca-Cola Co.	6,800,000	390,796
PepsiCo, Inc.	4,325,000	316,850
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	3,364,735	246,063
Cia. de Bebidas das Américas – AmBev, ordinary nominative (ADR)	713,500	50,509
Koninklijke Ahold NV1	18,844,000	284,858
Diageo PLC	11,723,000	257,363
Groupe Danone SA	3,215,000	253,087
Avon Products, Inc.	6,566,400	246,437
L’Oréal SA	1,375,689	180,492
Scottish & Newcastle PLC	10,269,718	128,368
Unilever NV, depository receipts	3,520,000	108,680
METRO AG	1,100,000	99,362
Procter & Gamble Co.	1,100,000	77,374
Wal-Mart de México, SAB de CV, Series V	14,833,992	54,570
Seven & I Holdings Co., Ltd.	2,067,000	53,219
Imperial Tobacco Group PLC	465,000	21,301
		5,112,152

HEALTH CARE — 8.31%
Roche Holding AG	7,278,600	1,320,028
Novo Nordisk A/S, Class B	7,848,600	947,587
Smith & Nephew PLC	42,912,816	524,115
Medtronic, Inc.	4,000,000	225,640
Novartis AG	3,925,000	216,651
UCB SA	3,537,931	208,780
Stryker Corp.	2,680,000	184,277
St. Jude Medical, Inc.[1]	4,000,000	176,280
Schering-Plough Corp.	5,300,000	167,639
Covidien Ltd.[1]	2,900,000	120,350
Eli Lilly and Co.	2,000,000	113,860
Merck & Co., Inc.	2,200,000	113,718
Amgen Inc.[1]	1,715,000	97,017
Wyeth	2,000,000	89,100
AstraZeneca PLC (Sweden)	1,757,900	88,220
Bristol-Myers Squibb Co.	3,000,000	86,460
Bausch & Lomb Inc.	1,340,000	85,760
Sanofi-Aventis	1,000,000	84,682
Hospira, Inc.[1]	1,900,000	78,755
Abbott Laboratories	1,200,000	64,344
Allergan, Inc.	800,000	51,576
Johnson & Johnson	600,000	39,420
Forest Laboratories, Inc.[1]	500,000	18,645
		5,102,904

TELECOMMUNICATION SERVICES — 4.50%
Vodafone Group PLC	234,386,934	845,630
Koninklijke KPN NV	37,779,200	655,682
América Móvil, SAB de CV, Series L (ADR)	6,660,700	426,285
France Télécom SA	7,045,000	236,001
Telefónica, SA	8,326,000	233,081
NTT DoCoMo, Inc.	135,000	192,908
AT&T Inc.	3,138,720	132,799
Singapore Telecommunications Ltd.	16,335,520	44,218
		2,766,604

UTILITIES — 2.17%
SUEZ SA	7,581,935	446,560
E.ON AG	1,750,000	323,589
Veolia Environnement	2,629,375	226,448
CLP Holdings Ltd.	25,380,000	175,726
RWE AG	1,260,500	158,548
		1,330,871

MISCELLANEOUS — 3.71%
Other common stocks in initial period of acquisition		2,281,405

Total common stocks (cost: $36,241,111,000)		57,767,347

Rights & warrants — 0.02%

FINANCIALS — 0.02%
ING Groep NV, warrants, expire 2008[1]	632,500	11,762

CONSUMER DISCRETIONARY — 0.00%
Virgin Media Inc., Series A, warrants, expire 2011[1]	39,037	8

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		0

Total rights & warrants (cost: $75,143,000)		11,770

	Principal amount
Bonds & notes — 0.23%	(000)

NON-U.S. GOVERNMENT BONDS & NOTES — 0.23%
Brazil (Federal Republic of) 10.00% 2014[3]	BRL 2,000	1,025
Brazil (Federal Republic of) 10.00% 2017[3]	172,500	86,820
Brazil (Federal Republic of) Global 12.50% 2022[3]	20,000	13,317
Brazil (Federal Republic of) Global 10.25% 2028[3]	35,000	20,082
Brazilian Treasury Bill 6.00% 2045[3,5]	41,101	21,560

Total bonds & notes (cost: $142,064,000)		142,804

	Principal amount	Market value
Short-term securities — 5.59%	(000)	(000)

UBS Finance (Delaware) LLC 5.025%–5.605% due 10/2/2007–1/24/2008	$260,000	$257,377
AstraZeneca PLC 5.25% due 10/10/2007	75,000	74,892
AstraZeneca PLC 4.91%–5.35% due 10/16/2007–1/31/2008[2]	146,600	145,204
Allied Irish Banks N.A. Inc. 5.04%–5.555% due 10/9/2007–1/14/2008[2]	208,100	206,151
Danske Corp. 5.075%–5.52% due 10/19/2007–1/3/2008[2]	185,300	183,053
Bank of Ireland 5.58%–5.62% due 12/6–12/17/2007[2]	184,100	182,174
Nestlé Capital Corp. 5.26%–5.30% due 10/11–12/19/2007[2]	175,000	174,101
ANZ National (International) Ltd. 5.08%–5.61% due 10/10/2007–1/4/2008[2]	175,000	173,577
Westpac Banking Corp. 5.27%–5.61% due 12/10–12/17/2007[2]	150,000	148,387
HSBC USA Inc. 5.01%–5.24% due 10/19/2007–1/28/2008	136,300	134,734
Siemens Capital Co. LLC 5.20%–5.25% due 10/15–10/30/2007[2]	127,400	127,013
American Honda Finance Corp. 5.23%–5.30% due 10/5–10/11/2007	125,100	124,954
ING (U.S.) Funding LLC 5.00%–5.58% due 11/6/2007–1/25/2008	80,600	79,974
Mont Blanc Capital Corp. 5.20% due 11/29–12/18/2007[2]	43,100	42,659
Société Générale North America, Inc. 5.245%–5.66% due 10/9–12/12/2007	118,300	118,203
Svenska Handelsbanken Inc. 5.24%–5.60% due 10/18–12/7/2007	113,000	112,254
Depfa Bank PLC 5.235%–5.25% due 10/15–10/22/2007[2]	83,300	83,063
CBA (Delaware) Finance Inc. 5.245%–5.38% due 10/9/2007–1/18/2008	82,800	82,328
Dexia Delaware LLC 4.99%–5.225% due 11/1–11/20/2007	67,700	67,331
Unilever Capital Corp. 5.25%–5.26% due 11/13–12/3/2007[2]	60,000	59,522
Barclays U.S. Funding Corp. 5.25% due 10/12/2007	59,300	59,197
Swedbank Mortgage AB 5.10%–5.23% due 10/19–11/21/2007	57,800	57,605
BMW U.S. Capital LLC 5.22% due 10/3–10/10/2007[2]	51,133	51,068
Swedish Export Credit Corp. 5.45% due 10/4/2007	50,000	49,970
BNP Paribas Finance Inc. 5.235% due 10/16/2007	50,000	49,882
BASF AG 5.30% due 10/17/2007[2]	50,000	49,875
General Electric Co. 5.26% due 11/14/2007	50,000	49,661
Federal Home Loan Bank 4.98% due 11/28/2007	50,000	49,657
KfW International Finance Inc. 5.20% due 10/9/2007[2]	49,000	48,935
Honeywell International Inc. 5.26% due 11/7/2007[2]	41,500	41,254
International Bank for Reconstruction and Development 5.12% due 10/9/2007	40,000	39,949
Fannie Mae 4.75% due 11/6/2007	39,800	39,601
Canadian Imperial Holdings Inc. 5.52% due 12/11/2007	40,000	39,583
National Australia Funding (Delaware) Inc. 5.28% due 10/31/2007[2]	30,000	29,858
Calyon North America Inc. 5.00% due 1/2/2008	30,200	29,791
Bank of America Corp. 5.34% due 1/9/2008	27,000	26,605
Toyota Motor Credit Corp. 5.27% due 10/31/2007	26,000	25,882
International Lease Finance Corp. 5.28% due 10/12/2007	25,000	24,956
Liberty Street Funding Corp. 5.25% due 10/12/2007[2]	25,000	24,955
BP Capital Markets America Inc. 4.77% due 11/26/2007[2]	25,000	24,801
Credit Suisse New York Branch 5.30% due 1/18/2008	25,000	24,604
Three Pillars Funding, LLC 5.30% due 10/1/2007[2]	20,000	19,991

Total short-term securities (cost: $3,434,123,000)		3,434,631

Total investment securities (cost: $39,892,441,000)		61,356,552
Other assets less liabilities		58,093

Net assets		$61,414,645

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Security purchased in transactions exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,836,589,000, which represented 2.99% of the net assets of the fund.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $253,547,000.
4Represents an affiliated company as defined under the Investment Company Act of 1940.
5Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-907-1107O-S10915

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. as of September 30, 2007, and for the year then ended and have issued our unqualified report thereon dated November 9, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of September 30, 2007 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 7, 2007

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: December 7, 2007